EXHIBIT 99.1

JOINT FILER INFORMATION

Other Reporting Person(s)

1.           HARBORVIEW VALUE MASTER FUND, L.P.

Item	Information
Name:	HARBORVIEW VALUE MASTER FUND, L.P.
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Dates of Events Requiring Statement (Month/Day/Year):	November 11, 2013
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By:	Harborview Advisors, LLC
	Its:	General Partner

	By:	/s/ David Stefansky
	Name:	David Stefansky
	Title:	Managing Member
	Date:	November 13, 2013

2.           HARBORVIEW CAPITAL MANAGEMENT, LLC

Item	Information
Name:	HARBORVIEW CAPITAL MANAGEMENT, LLC
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Dates of Events Requiring Statement (Month/Day/Year):	November 11, 2013
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By:	/s/ David Stefansky
	Name:	David Stefansky
	Title:	Managing Member
	Date:	November 13, 2013

3.           RICHARD ROSENBLUM

Item	Information
Name:	RICHARD ROSENBLUM
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Dates of Events Requiring Statement (Month/Day/Year):	November 11, 2013
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA]
Relationship of Reporting Person(s) to Issuer:	Director and 10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By:	/s/ Richard Rosenblum
	Name:	Richard Rosenblum
	Date:	November 13, 2013

4.           DAVID STEFANSKY

Item	Information
Name:	DAVID STEFANSKY
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Dates of Events Requiring Statement (Month/Day/Year):	November 11, 2013
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA]
Relationship of Reporting Person(s) to Issuer:	Director and 10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person
Signature:	By:	/s/ David Stefansky
	Name:	David Stefansky
	Date:	November 13, 2013